UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/01/2007

TenFold Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25661

Delaware	830302610
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

698 West 10000 South, Suite 200
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

8014951010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

The attached transcript of TenFold Corporation's Q3 2007 financial results conference call on November 1, 2007 is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TenFold Corporation

Date: November 02, 2007	By:	/s/ Robert P. Hughes
Robert P. Hughes
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Transcript of TenFold Corporation's Q3 2007 financial results conference call on November 1, 2007.